                                                                    Exhibit 99.2

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                          $310,038,353
Aggregate Original Principal
   Balance                                    $310,069,739
Number of Mortgage Loans                             1,743

                                   MINIMUM       MAXIMUM          AVERAGE (1)
                                 ----------   ------------   --------------------
Original Principal Balance         $20,000        $976,000         $177,894
Outstanding Principal Balance      $19,996        $976,000         $177,876

                                   MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   ------------   --------------------
Original Term (mos)                    360          360                360
Stated remaining Term (mos)            353          360                359
Loan Age (mos)                           0            7                  1
Current Interest Rate                6.000%      13.999%             8.161%
Initial Interest Rate Cap(4)         3.000%       3.000%             3.000%
Periodic Rate Cap(4)                 1.000%       1.000%             1.000%
Gross Margin(4)                      0.500%       9.750%             6.920%
Maximum Mortgage Rate(4)            12.000%      16.750%            13.948%
Minimum Mortgage Rate(4)             6.000%      10.750%             7.948%
Months to Roll(4)                       21           83                 29
Original Loan-to-Value               28.25%      100.00%             80.88%
Combined Loan-to-Value               28.25%      100.00%             95.89%
Credit Score (3)                       534          809                640

                                  EARLIEST       LATEST
                                 ----------   ------------
Maturity Date                    02/01/2036    09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------

LIEN POSITION
1st Lien                              94.60%
2nd Lien                               5.40%

OCCUPANCY
Primary                               98.74%
Second Home                            0.11%
Investment                             1.15%

LOAN TYPE
Fixed Rate                            26.55%
ARM                                   73.45%

AMORTIZATION TYPE
Fully Amortizing                       0.00%
Interest Only                          0.00%
15/30 Balloon                          0.00%
30/40 Balloon                          8.19%

YEAR OF ORIGINATION
2004                                   0.00%
2005                                   0.00%
2006                                 100.00%

LOAN PURPOSE
Purchase                              74.73%
Refinance - Rate Term                  3.09%
Refinance - Cashout                   22.18%

PROPERTY TYPE
Single Family Residence               72.28%
Condominium                            5.93%
Planned Unit Development              17.73%
2-4 Family                             4.06%
Townhouse                              0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only


MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 5.501% to  6.000%              1       145,947      0.05      6.000      649      145,947      80.00     55.21    100.00    0.00
 6.001% to  6.500%             16     3,386,802      1.09      6.422      690      211,675      75.13     47.94     96.67    0.00
 6.501% to  7.000%            152    37,425,242     12.07      6.901      684      246,219      77.22     46.82     62.25    0.00
 7.001% to  7.500%            296    66,460,979     21.44      7.335      659      224,530      77.26     46.71     68.53    0.00
 7.501% to  8.000%            364    71,530,313     23.07      7.830      639      196,512      77.75     46.29     74.92    0.00
 8.001% to  8.500%            258    47,251,650     15.24      8.309      627      183,146      78.94     44.55     65.60    0.00
 8.501% to  9.000%            197    36,000,524     11.61      8.795      616      182,744      81.61     43.62     61.13    0.00
 9.001% to  9.500%            107    14,005,066      4.52      9.317      601      130,888      91.79     44.36     86.77    0.00
 9.501% to 10.000%            101    15,679,403      5.06      9.791      599      155,242      93.66     44.00     85.73    0.00
10.001% to 10.500%             27     3,289,429      1.06     10.328      631      121,831      97.26     43.82     89.55    0.00
10.501% to 11.000%             44     3,472,813      1.12     10.726      624       78,928      99.90     47.23     98.95    0.00
11.001% to 11.500%             32     3,062,895      0.99     11.434      648       95,715      99.75     45.70     24.18    0.00
11.501% to 12.000%             68     4,478,062      1.44     11.857      633       65,854      99.48     46.22     70.45    0.00
12.001% to 12.500%             38     1,905,896      0.61     12.279      608       50,155      99.65     46.85     89.51    0.00
12.501% to 13.000%             18       745,537      0.24     12.831      591       41,419      99.54     47.25    100.00    0.00
13.001% to 13.500%             18       860,805      0.28     13.345      596       47,823      99.99     47.33    100.00    0.00
13.501% to 14.000%              6       336,990      0.11     13.894      593       56,165     100.00     44.62    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                  1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               131     4,251,744      1.37     11.542      624       32,456      98.80     45.43     91.66    0.00
$50,001 to $100,000           333    26,514,174      8.55      9.167      627       79,622      85.58     43.49     84.54    0.00
$100,001 to $150,000          450    56,274,338     18.15      8.377      628      125,054      82.23     45.22     81.21    0.00
$150,001 to $200,000          312    54,573,394     17.60      8.098      635      174,915      81.01     45.23     78.16    0.00
$200,001 to $250,000          175    39,038,549     12.59      8.047      640      223,077      81.19     46.06     70.94    0.00
$250,001 to $300,000          110    30,134,633      9.72      7.843      648      273,951      80.16     46.34     62.90    0.00
$300,001 to $350,000           80    25,851,153      8.34      7.878      658      323,139      78.17     46.00     51.23    0.00
$350,001 to $400,000           42    15,847,661      5.11      7.782      647      377,325      78.43     49.34     52.23    0.00
$400,001 to $450,000           34    14,437,426      4.66      7.843      647      424,630      77.81     47.74     50.05    0.00
$450,001 to $500,000           25    11,787,975      3.80      8.113      656      471,519      79.39     44.19     51.93    0.00
$500,001 to $550,000           18     9,435,634      3.04      7.746      653      524,202      78.23     47.27     61.02    0.00
$550,001 to $600,000           14     8,112,952      2.62      7.585      642      579,497      76.56     48.11     57.37    0.00
$600,001 to $650,000            5     3,242,342      1.05      7.501      671      648,468      77.96     43.53     80.19    0.00
$650,001 to $700,000            5     3,405,763      1.10      7.774      657      681,153      80.93     38.48     60.28    0.00
$700,001 to $750,000            2     1,467,750      0.47      7.194      682      733,875      77.53     33.40    100.00    0.00
$750,001 to $800,000            5     3,862,222      1.25      7.400      630      772,444      74.62     48.49    100.00    0.00
$800,001 to $850,000            1       824,644      0.27      7.625      676      824,644      75.00     47.61    100.00    0.00
$850,001 to $900,000            0             0        --         --       0             0         --        --      0.00    0.00
$900,001 to $950,000            0             0        --         --       0             0         --        --      0.00    0.00
$950,001 to $1,000,000          1       976,000      0.31      7.750      688      976,000      80.00     41.89    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                                                                                     AVERAGE
                           NUMBER    AGGREGATE                            WEIGHTED  PRINCIPAL  WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE   BALANCE    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE      AVERAGE    CREDIT      OUT-    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES              LOANS    OUTSTANDING     POOL        COUPON      SCORE    STANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  -----------  --------  ---------  --------  --------  -------  -------
2/28 LIBOR Loans (40
   Year Amortization)          32     5,769,080  1.86076326  8.203572746     651     180,284     83.28     45.01    71.44     0.00
2/28 LIBOR Loans (45
   Year Amortization)         521   120,977,112       39.02        7.856     653     232,202     79.57     45.51    53.32     0.00
30/40 Balloon Loans           277    18,238,562        5.88       11.214     636      65,843     98.16     46.61    77.64     0.00
30/45 Balloon Loans           380    64,067,484       20.66        8.048     612     168,599     78.38     45.00    95.25     0.00
3/27 LIBOR Loans (40
   Year Amortization)           8     1,054,109        0.34        8.842     643     131,764     90.10     38.35    64.83     0.00
3/27 LIBOR Loans (45
   Year Amortization)         499    95,340,026       30.75        8.062     640     191,062     80.81     46.32    74.90     0.00
5/25 LIBOR Loans (40
   Year Amortization)           2       329,731        0.11        7.552     646     164,865     79.98     45.65    68.34     0.00
5/25 LIBOR Loans (45
   Year Amortization)          20     3,364,750        1.09        7.549     699     168,237     78.13     46.93    50.76     0.00
7/23 LIBOR Loans (45
   Year Amortization)           4       897,500        0.29        7.344     690     224,375     76.47     35.44    60.17     0.00
                            -----   -----------  ----------  -----------     ---     -------     -----     -----    -----     ----
TOTAL:                      1,743   310,038,353      100.00        8.161     640     177,876     80.88     45.67    70.44     0.00
                            =====   ===========  ==========  ===========     ===     =======     =====     =====    =====     ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Balloon                     1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====     ====

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,086   227,732,307     73.45      7.948      649      209,698      80.20     45.79    62.88     0.00
Fixed Rate                    657    82,306,047     26.55      8.749      617      125,276      82.77     45.35    91.35     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         6       582,677      0.19      9.092      608       97,113      85.84     42.15     84.36    0.00
Arizona                        48     9,399,680      3.03      8.016      625      195,827      78.93     41.68     88.49    0.00
Arkansas                        2       197,688      0.06      8.314      656       98,844      78.41     46.41     29.79    0.00
California                    322    93,047,337     30.01      7.864      655      288,967      78.95     47.40     52.55    0.00
Colorado                      117    16,749,122      5.40      7.872      633      143,155      81.00     45.82     86.28    0.00
Connecticut                     3       670,986      0.22      8.588      696      223,662      84.26     43.44     21.31    0.00
Florida                       160    26,895,980      8.68      8.047      639      168,100      78.42     44.01     65.00    0.00
Georgia                        88    12,459,259      4.02      8.696      617      141,582      86.00     45.85     96.90    0.00
Idaho                          56     7,349,445      2.37      8.403      618      131,240      79.07     45.09     79.31    0.00
Illinois                       21     3,101,806      1.00      9.291      616      147,705      85.07     45.60     69.98    0.00
Indiana                         9     1,146,034      0.37      8.250      589      127,337      82.60     43.45    100.00    0.00
Iowa                            7       672,462      0.22      8.795      603       96,066      85.28     46.67    100.00    0.00
Kansas                         12     1,191,381      0.38      8.840      618       99,282      85.62     44.99     89.93    0.00
Kentucky                       14     1,380,746      0.45      8.455      613       98,625      83.55     42.72     84.60    0.00
Maine                           3       229,513      0.07      7.966      710       76,504      77.09     35.43     72.55    0.00
Maryland                       25     6,227,321      2.01      8.405      626      249,093      79.49     46.67     66.03    0.00
Massachusetts                  31     7,620,634      2.46      8.680      647      245,827      82.17     47.08     89.77    0.00
Michigan                       61     6,992,916      2.26      8.431      643      114,638      83.44     40.08     72.07    0.00
Minnesota                      26     4,506,556      1.45      8.166      631      173,329      81.40     43.91     69.32    0.00
Mississippi                     1       126,655      0.04      8.500      560      126,655      75.00     44.50    100.00    0.00
Missouri                       13     1,817,633      0.59      8.182      629      139,818      80.81     40.31     76.84    0.00
Nebraska                        7       626,083      0.20      8.272      620       89,440      83.89     42.85    100.00    0.00
Nevada                         49     9,542,928      3.08      8.134      653      194,754      80.78     48.82     81.62    0.00
New Jersey                     20     3,539,637      1.14      8.665      629      176,982      83.94     45.44     92.27    0.00
North Carolina                 65     7,292,964      2.35      8.935      607      112,199      86.30     43.24     97.89    0.00
Ohio                          125    13,919,712      4.49      8.564      613      111,358      85.57     42.88     88.95    0.00
Oklahoma                        3       351,937      0.11      8.510      596      117,312      85.52     45.60    100.00    0.00
Oregon                         71    14,004,653      4.52      8.197      644      197,249      81.42     45.21     84.08    0.00
Pennsylvania                   19     2,261,662      0.73      7.939      647      119,035      78.55     45.01     61.75    0.00
Rhode Island                    7     1,126,538      0.36      7.699      657      160,934      80.00     48.92    100.00    0.00
South Carolina                  9     1,135,363      0.37      9.205      610      126,151      90.41     36.78    100.00    0.00
Tennessee                      49     4,359,556      1.41      7.935      627       88,971      78.64     46.90     98.08    0.00
Utah                           41     4,966,141      1.60      8.129      643      121,125      80.69     44.27     83.05    0.00
Virginia                       31     4,292,900      1.38      8.403      620      138,481      80.58     45.80     94.41    0.00
Washington                    189    36,931,334     11.91      8.157      650      195,404      81.70     46.40     57.35    0.00
Wisconsin                      16     1,724,374      0.56      8.752      617      107,773      84.48     45.92     93.74    0.00
Wyoming                        17     1,596,738      0.52      8.490      612       93,926      84.37     40.25     85.08    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN TO VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  2       135,006      0.04      9.579      548       67,503      40.19     33.78    100.00    0.00
50.01% to 55.00%                4       657,419      0.21      7.850      609      164,355      54.40     36.49     82.85    0.00
55.01% to 60.00%               10     1,969,807      0.64      7.258      634      196,981      57.53     46.73     77.31    0.00
60.01% to 65.00%               17     4,016,904      1.30      7.688      597      236,288      62.44     40.23     91.78    0.00
65.01% to 70.00%               34     7,829,115      2.53      7.612      621      230,268      68.93     43.16     88.02    0.00
70.01% to 75.00%              364    76,376,631     24.63      7.701      644      209,826      74.84     46.49     67.44    0.00
75.01% to 80.00%              822   164,366,106     53.01      7.829      650      199,959      79.92     45.97     64.48    0.00
80.01% to 85.00%               44     7,902,186      2.55      8.788      596      179,595      84.68     43.78     79.67    0.00
85.01% to 90.00%               24     4,949,235      1.60      8.726      633      206,218      89.34     41.32     81.37    0.00
90.01% to 95.00%               22     2,896,748      0.93      9.491      609      131,670      94.63     41.51     97.69    0.00
95.01% to 100.00%             400    38,939,196     12.56     10.369      614       97,348      99.99     45.25     89.75    0.00
                            -----   -----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======     ======      ===      =======      =====     =====    ======    ====

As of the Cut off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN TO VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN TO VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  2       135,006      0.04      9.579      548       67,503      40.19     33.78    100.00    0.00
50.01% to 55.00%                4       657,419      0.21      7.850      609      164,355      54.40     36.49     82.85    0.00
55.01% to 60.00%               10     1,969,807      0.64      7.258      634      196,981      57.53     46.73     77.31    0.00
60.01% to 65.00%               17     4,016,904      1.30      7.688      597      236,288      62.44     40.23     91.78    0.00
65.01% to 70.00%               32     7,345,765      2.37      7.583      616      229,555      68.85     42.99     92.17    0.00
70.01% to 75.00%               37     7,471,043      2.41      8.076      602      201,920      73.71     44.57     78.67    0.00
75.01% to 80.00%               60    13,964,122      4.50      8.283      620      232,735      79.14     41.64     75.42    0.00
80.01% to 85.00%               45     8,363,659      2.70      8.682      601      185,859      84.43     44.05     80.79    0.00
85.01% to 90.00%               35     9,104,000      2.94      8.421      635      260,114      83.80     44.42     74.63    0.00
90.01% to 95.00%               50    11,040,445      3.56      8.109      640      220,809      83.02     46.30     84.50    0.00
95.01% to 100.00%           1,451   245,970,184     79.34      8.164      646      169,518      81.81     46.20     67.66    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 23     3,926,461      1.27      8.259      636      170,716      81.17     17.13     84.86    0.00
20.01% to 25.00%               27     4,314,649      1.39      8.183      636      159,802      79.56     22.65     88.77    0.00
25.01% to 30.00%               54     9,255,609      2.99      8.197      632      171,400      79.49     27.84     76.93    0.00
30.01% to 35.00%              109    16,266,435      5.25      8.278      621      149,233      79.20     33.02     80.68    0.00
35.01% to 40.00%              189    30,256,129      9.76      8.252      638      160,085      81.90     37.93     73.27    0.00
40.01% to 45.00%              267    46,807,154     15.10      8.312      637      175,308      82.49     42.75     67.22    0.00
45.01% to 50.00%              511    98,804,417     31.87      8.184      651      193,355      80.71     48.03     50.50    0.00
50.01% to 55.00%              465    83,157,851     26.82      8.039      638      178,834      80.54     52.29     85.42    0.00
55.01% to 60.00%               97    17,089,771      5.51      7.898      630      176,183      79.91     55.47     95.08    0.00
60.01% or greater               1       159,877      0.05      6.917      656      159,877      80.00     60.46    100.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,362   231,685,656     74.73      8.162      646      170,107      81.59     46.16    66.72     0.00
Refinance - Cashout           334    68,769,067     22.18      8.187      623      205,895      78.63     43.86    80.50     0.00
Refinance - Rate Term          47     9,583,631      3.09      7.948      627      203,907      79.95     46.96    88.06     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                1283   224,088,297     72.28      8.166      638      174,660      80.81     45.57    69.67     0.00
Planned Unit Development      284    54,975,274     17.73      8.131      639      193,575      81.36     45.51    77.95     0.00
Condo                         123    18,391,277      5.93      8.105      659      149,523      80.04     45.95    54.03     0.00
Two- to Four-Family            53    12,583,505      4.06      8.284      659      237,425      81.16     47.79    75.16     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====     ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          1,336   218,377,610     70.44      8.206      625      163,456      81.53     45.70    100.00    0.00
Stated                        378    86,076,630     27.76      8.047      679      227,716      79.28     45.58      0.00    0.00
Low                            29     5,584,113      1.80      8.160      647      192,556      80.16     45.85      0.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                  LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      1721   306,119,023     98.74      8.153      640      177,873      80.87     45.69    70.64     0.00
Investment                     20     3,577,837      1.15      8.807      668      178,892      82.36     44.38    56.83     0.00
Second Home                     2       341,494      0.11      8.695      659      170,747      73.29     46.70    34.13     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             139    31,807,118     10.26      8.110      647     228,828.19    79.89     44.02     72.06    0.00
1                            1001   183,840,802     59.30      8.133      642     183,657.15    80.91     45.10     66.07    0.00
2                             536    85,407,512     27.55      8.167      635     159,342.37    80.99     47.18     77.18    0.00
3                              49     7,717,617      2.49      8.558      625     157,502.38    80.26     49.23     91.14    0.00
4                              12       814,285      0.26     11.108      656      67,857.08    99.99     44.61     71.79    0.00
5                               5       339,087      0.11      9.510      656      67,817.40    92.15     52.68    100.00    0.00
7                               1       111,932      0.04     11.500      597     111,931.50   100.00     44.13    100.00    0.00
                            -----   -----------    ------     ------      ---     ----------    -----     -----    ------    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640        177,876    80.88     45.67     70.44    0.00
                            =====   ===========    ======     ======      ===     ==========    =====     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          401    56,773,725     18.31      8.947      627      141,580      84.82     45.18    84.75     0.00
6 Months                        7       848,761      0.27      8.421      630      121,252      83.42     46.41    85.86     0.00
12 Months                      90    26,149,428      8.43      8.063      653      290,549      79.11     44.91    47.71     0.00
24 Months                     509   101,051,803     32.59      7.973      654      198,530      80.72     46.15    57.06     0.00
36 Months                     736   125,214,637     40.39      7.975      633      170,129      79.58     45.66    79.38     0.00
                            -----   -----------    ------      -----      ---     ----------    -----     -----    ------    ----
Total:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67    70.44     0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====    =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      0             0        --         --        0            0         --        --      0.00    0.00
501 to 525                      0             0        --         --        0            0         --        --      0.00    0.00
526 to 550                     33     5,145,237      1.66      8.982      543      155,916      83.23     40.40    100.00    0.00
551 to 575                     82    13,735,586      4.43      8.553      564      167,507      79.14     44.43     95.79    0.00
576 to 600                    331    48,357,704     15.60      8.904      589      146,096      84.20     44.21     94.47    0.00
601 to 625                    354    56,802,214     18.32      8.389      613      160,458      81.91     46.12     92.91    0.00
626 to 650                    370    67,170,714     21.67      8.156      638      181,542      80.26     46.12     74.06    0.00
651 to 675                    278    50,428,068     16.27      8.035      662      181,396      80.17     46.50     55.01    0.00
676 to 700                    146    36,942,187     11.92      7.416      687      253,029      78.58     46.03     42.71    0.00
701 to 725                     76    16,293,186      5.26      7.329      712      214,384      79.37     45.63     27.43    0.00
726 to 750                     36     8,258,506      2.66      7.604      737      229,403      79.03     46.72     22.98    0.00
751 to 775                     28     5,275,583      1.70      7.205      763      188,414      79.95     45.16     34.64    0.00
776 to 800                      7     1,309,369      0.42      7.588      783      187,053      81.03     44.99     12.53    0.00
801 to 825                      2       320,000      0.10      7.106      807      160,000      80.00     46.54      0.00    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----     -----    ----
TOTAL:                      1,743   310,038,353    100.00      8.161      640      177,876      80.88     45.67     70.44    0.00
                            =====   ===========    ======      =====      ===      =======      =====     =====     =====    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.000% or less                  1       216,779      0.10      9.990      600      216,779      80.00     47.61      0.00    0.00
3.001% to 3.500%                0             0        --         --        0            0         --        --      0.00    0.00
3.501% to 4.000%                0             0        --         --        0            0         --        --      0.00    0.00
4.001% to 4.500%                0             0        --         --        0            0         --        --      0.00    0.00
4.501% to 5.000%                1       145,947      0.06      6.000      649      145,947      80.00     55.21    100.00    0.00
5.001% to 5.500%               15     3,014,888      1.32      6.548      686      200,993      74.95     48.02     98.01    0.00
5.501% to 6.000%              133    30,641,547     13.46      6.922      685      230,388      77.12     46.04     66.96    0.00
6.001% to 6.500%              234    53,137,638     23.33      7.289      674      227,084      77.75     47.11     54.57    0.00
6.501% to 7.000%              252    55,966,521     24.58      7.876      645      222,089      78.38     46.17     70.63    0.00
7.001% to 7.500%              171    33,998,419     14.93      8.312      638      198,821      78.81     45.32     48.17    0.00
7.501% to 8.000%              140    27,204,303     11.95      8.797      621      194,316      82.26     43.90     52.47    0.00
8.001% to 8.500%               73    12,460,070      5.47      9.431      594      170,686      93.37     45.32     88.80       0
8.501% to 9.000%               61    10,218,195      4.49      9.797      594      167,511      95.28     42.74     84.19    0.00
9.001% or greater               5       728,000      0.32     10.287      599      145,600     100.00     40.59    100.00       0
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                      1,086   227,732,307    100.00      7.948      649      209,698      80.20     45.79     62.88    0.00
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              1       145,947      0.06      6.000      649      145,947      80.00     55.21    100.00    0.00
12.001% to 12.500%             14     2,982,652      1.31      6.439      692      213,047      74.98     48.12     96.22    0.00
12.501% to 13.000%            145    35,425,363     15.56      6.901      687      244,313      77.29     46.77     60.12    0.00
13.001% to 13.500%            229    51,680,520     22.69      7.324      669      225,679      77.75     47.07     59.53    0.00
13.501% to 14.000%            241    51,231,127     22.50      7.830      647      212,577      78.01     46.12     67.02    0.00
14.001% to 14.500%            161    32,353,407     14.21      8.321      639      200,953      79.12     44.91     52.27    0.00
14.501% to 15.000%            139    27,341,740     12.01      8.789      622      196,703      81.65     43.87     51.21    0.00
15.001% to 15.500%             68    10,962,151      4.81      9.316      598      161,208      92.05     44.90     84.78    0.00
15.501% to 16.000%             76    13,397,800      5.88      9.782      595      176,287      93.50     43.57     84.76    0.00
16.001% to 16.500%              7     1,301,200      0.57     10.303      595      185,886     100.00     38.47    100.00    0.00
16.501% to 17.000%              5       910,400      0.40     10.729      599      182,080     100.00     49.56    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                      1,086   227,732,307    100.00      7.948      649      209,698      80.20     45.79     62.88    0.00
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                       4     1,533,373      0.67      7.892      661      383,343      75.00     49.07    100.00    0.00
July 2008                     122    23,521,131     10.33      7.809      650      192,796      78.12     47.01     64.26    0.00
August 2008                   376    87,905,964     38.60      7.870      654      233,792      80.12     45.14     50.15    0.00
September 2008                 51    13,785,724      6.05      7.987      655      270,308      80.57     44.74     57.26    0.00
April 2009                      1       106,286      0.05      6.990      660      106,286      74.98     54.58    100.00    0.00
June 2009                      14     3,733,468      1.64      7.868      617      266,676      76.99     49.14     90.76    0.00
July 2009                     180    31,453,731     13.81      8.003      633      174,743      80.39     47.67     79.08    0.00
August 2009                   275    52,777,169     23.18      8.119      644      191,917      81.75     45.19     71.35    0.00
September 2009                 37     8,323,481      3.65      8.121      653      224,959      79.40     46.05     72.88    0.00
July 2011                       7       961,975      0.42      7.794      640      137,425      77.90     45.07     77.76    0.00
August 2011                    13     2,448,190      1.08      7.465      710      188,322      78.19     48.88     36.80    0.00
September 2011                  2       284,315      0.12      7.450      740      142,157      80.58     34.95    100.00    0.00
August 2013                     4       897,500      0.39      7.344      690      224,375      76.47     35.44     60.17    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                      1,086   227,732,307    100.00      7.948      649      209,698      80.20     45.79     62.88    0.00
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    ====